Principal National Life Insurance Company Variable Life Separate Account

Supplement dated April 14, 2021
to the Statutory Prospectus dated May 1, 2020 for:
Principal Executive Variable Universal Life III
Principal Variable Universal Life Income III
Principal Variable Universal Life Income IV

This supplement updates information contained in the Statutory Prospectus for the variable life insurance policies referenced above. Please retain this supplement for future reference.

TABLE OF SEPARATE ACCOUNTS DIVISIONS
For Principal Variable Universal Life Income III and Principal Variable Universal Life Income IV, on or about April 30, 2021 remove the Delaware VIP Smid Cap Core Series and add the following fund alphabetically to the list of funds available in the Policy:

Lincoln Delaware Smid Cap Core Division (not available to those with Policy Date on or after May 1, 2021)
Invests in:	Lincoln VIP Delaware Smid Cap Core - Service Class
Investment Advisor:	Lincoln Investment Advisors Corporation
Investment Objective:	seeks long-term capital appreciation.

TABLE OF SEPARATE ACCOUNTS DIVISIONS
For Principal Executive Variable Universal Life III on or about April 30, 2021, remove the Delaware VIP High Yield Series and add the following fund alphabetically to the list of funds available in the Policy:

Lincoln Delaware High Yield Division (not available to those with Policy Date on or after May 1, 2021)
Invests in:	Lincoln VIP Delaware High Yield - Service Class
Investment Advisor:	Lincoln Investment Advisors Corporation
Investment Objective:	seeks total return and, as a secondary objective, high current income